Exhibit 99.2

Devon Energy First-Quarter 2022

Supplemental Tables

TABLE OF CONTENTS:	PAGE:
Consolidated Statements of Earnings	2

Supplemental Information for Consolidated Statements of Earnings	3

Consolidated Statements of Cash Flows	4

Consolidated Balance Sheets	5

Production	6

Capital Expenditures and Supplemental Information for Capital Expenditures	7

Realized Pricing	8

Asset Margins	9

Core Earnings	10

Return on Capital Employed and EBITDAX	11

Net Debt, Net Debt-to-EBITDAX, Free Cash Flow and Adjusted Free Cash Flow	12

Reinvestment Rate and Variable Dividend	13

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2022	2021
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil, gas and NGL sales	$3,175	$2,985	$2,635	$2,154	$1,757
Oil, gas and NGL derivatives (1)	(683)	22	(335)	(703)	(528)
Marketing and midstream revenues	1,320	1,266	1,166	966	821

Total revenues	3,812	4,273	3,466	2,417	2,050

Production expenses (2)	618	605	555	513	458
Exploration expenses	2	5	3	3	3
Marketing and midstream expenses	1,324	1,266	1,165	965	842
Depreciation, depletion and amortization	489	577	578	536	467
Asset dispositions	(1)	(49)	—	(87)	(32)
General and administrative expenses	94	95	95	94	107
Financing costs, net (3)	85	86	86	80	77
Restructuring and transaction costs	—	28	18	23	189
Other, net	(61)	(2)	2	(14)	(29)

Total expenses	2,550	2,611	2,502	2,113	2,082

Earnings (loss) before income taxes	1,262	1,662	964	304	(32)
Income tax expense (benefit) (4)	267	150	120	43	(248)

Net earnings	995	1,512	844	261	216
Net earnings attributable to noncontrolling interests	6	6	6	5	3

Net earnings attributable to Devon	$989	$1,506	$838	$256	$213

Net earnings per share:
Basic net earnings per share	$1.48	$2.24	$1.24	$0.38	$0.33
Diluted net earnings per share	$1.48	$2.23	$1.24	$0.38	$0.32

Weighted average common shares outstanding:
Basic	663	671	677	677	654
Diluted	665	673	679	679	656

SUPPLEMENTAL INFORMATION FOR CONSLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES

(in millions)	2022	2021
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Derivative cash settlements	$(344)	$(493)	$(370)	$(367)	$(232)
Derivative valuation changes	(339)	515	35	(336)	(296)

Oil, gas and NGL derivatives	$(683)	$22	$(335)	$(703)	$(528)

(2) PRODUCTION EXPENSES

(in millions)	2022	2021
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Lease operating expense	$224	$235	$215	$210	$199
Gathering, processing & transportation	161	173	157	147	129
Production taxes	214	197	176	143	117
Property taxes	19	—	7	13	13

Production expenses	$618	$605	$555	$513	$458

(3) FINANCING COSTS, NET

(in millions)	2022	2021
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Interest based on outstanding debt	$92	$92	$93	$98	$105
Gain on early retirement of debt	—	—	—	(10)	(20)
Interest income	(1)	—	(1)	—	(1)
Other	(6)	(6)	(6)	(8)	(7)

Financing costs, net	$85	$86	$86	$80	$77

(4) INCOME TAX EXPENSE (BENEFIT)

(in millions)	2022	2021
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Current expense (benefit)	$103	$1	$1	$19	$(5)
Deferred expense (benefit)	164	149	119	24	(243)

Income tax expense (benefit)	$267	$150	$120	$43	$(248)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2022	2021
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Cash flows from operating activities:
Net earnings	$995	$1,512	$844	$261	$216
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	489	577	578	536	467
Leasehold impairments	1	1	1	1	1
Amortization of liabilities	(6)	(6)	(7)	(7)	(7)
Total (gains) losses on commodity derivatives	683	(22)	335	703	528
Cash settlements on commodity derivatives	(344)	(493)	(370)	(367)	(232)
Gains on asset dispositions	(1)	(49)	—	(87)	(32)
Deferred income tax expense (benefit)	164	149	119	24	(243)
Share-based compensation	20	19	19	20	41
Early retirement of debt	—	—	—	(10)	(20)
Other	(21)	2	11	2	—
Changes in assets and liabilities, net	(143)	(74)	68	17	(127)

Net cash from operating activities	1,837	1,616	1,598	1,093	592

Cash flows from investing activities:
Capital expenditures	(537)	(512)	(474)	(504)	(499)
Acquisitions of property and equipment	(1)	(3)	(10)	(5)	—
Divestitures of property and equipment	26	14	1	49	15
WPX acquired cash	—	—	—	—	344
Distributions from equity method investments	8	8	9	8	10
Contributions to equity method investments	(22)	(25)	—	—	—

Net cash from investing activities	(526)	(518)	(474)	(452)	(130)

Cash flows from financing activities:
Repayments of long-term debt	—	—	—	(710)	(533)
Early retirement of debt	—	—	—	(32)	(27)
Repurchases of common stock	(211)	(589)	—	—	—
Dividends paid on common stock	(667)	(554)	(329)	(229)	(203)
Contributions from noncontrolling interests	—	—	1	3	—
Distributions to noncontrolling interests	(8)	(6)	(6)	(5)	(4)
Acquisition of noncontrolling interests	—	—	—	—	(24)
Shares exchanged for tax withholdings and other	(73)	—	(3)	(9)	(33)

Net cash from financing activities	(959)	(1,149)	(337)	(982)	(824)

Effect of exchange rate changes on cash	2	1	(5)	2	3

Net change in cash, cash equivalents and restricted cash	354	(50)	782	(339)	(359)
Cash, cash equivalents and restricted cash at beginning of period	2,271	2,321	1,539	1,878	2,237

Cash, cash equivalents and restricted cash at end of period	$2,625	$2,271	$2,321	$1,539	$1,878

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$2,459	$2,099	$2,144	$1,348	$1,683
Restricted cash	166	172	177	191	195

Total cash, cash equivalents and restricted cash	$2,625	$2,271	$2,321	$1,539	$1,878

CONSOLIDATED BALANCE SHEETS

(in millions)	March 31, 2022	December 31, 2021
Current assets:
Cash, cash equivalents and restricted cash	$2,625	$2,271
Accounts receivable	2,002	1,543
Other current assets	346	435

Total current assets	4,973	4,249
Oil and gas property and equipment, based on successful efforts accounting, net	13,566	13,536
Other property and equipment, net	1,508	1,472

Total property and equipment, net	15,074	15,008
Goodwill	753	753
Right-of-use assets	229	235
Investments	416	402
Other long-term assets	333	378

Total assets	$21,778	$21,025

Current liabilities:
Accounts payable	$576	$500
Revenues and royalties payable	1,672	1,456
Other current liabilities	1,506	1,131

Total current liabilities	3,754	3,087
Long-term debt	6,471	6,482
Lease liabilities	251	252
Asset retirement obligations	443	468
Other long-term liabilities	974	1,050
Deferred income taxes	450	287
Stockholders’ equity:
Common stock	66	66
Additional paid-in capital	7,371	7,636
Retained earnings	2,013	1,692
Accumulated other comprehensive loss	(131)	(132)
Treasury stock, at cost, 0.3 million shares in 2022	(19)	—

Total stockholders’ equity attributable to Devon	9,300	9,262
Noncontrolling interests	135	137

Total equity	9,435	9,399

Total liabilities and equity	$21,778	$21,025

Common shares outstanding	661	663

PRODUCTION

	2022	2021
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil (MBbls/d)
Delaware Basin	209	213	213	191	172
Anadarko Basin	14	14	14	17	13
Williston Basin	32	36	39	46	44
Eagle Ford	17	19	20	18	16
Powder River Basin	12	14	14	16	17
Other	4	4	3	3	6

Total	288	300	303	291	268

Natural gas liquids (MBbls/d)
Delaware Basin	92	107	100	82	60
Anadarko Basin	25	27	25	26	21
Williston Basin	8	9	9	9	8
Eagle Ford	9	9	11	9	6
Powder River Basin	2	2	3	3	3
Other	—	—	—	—	1

Total	136	154	148	129	99

Gas (MMcf/d)
Delaware Basin	561	577	578	513	471
Anadarko Basin	210	222	219	225	200
Williston Basin	54	64	59	61	49
Eagle Ford	61	60	67	59	47
Powder River Basin	19	19	19	21	21
Other	1	1	1	2	3

Total	906	943	943	881	791

Total oil equivalent (MBoe/d)
Delaware Basin	394	416	409	358	310
Anadarko Basin	75	78	75	80	68
Williston Basin	48	55	58	66	61
Eagle Ford	36	38	42	37	30
Powder River Basin	18	19	20	22	23
Other	4	5	4	4	7

Total	575	611	608	567	499

CAPITAL EXPENDITURES

(in millions)	2022	2021
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	$413	$392	$363	$394	$355
Anadarko Basin	16	19	15	11	13
Williston Basin	17	25	13	19	20
Eagle Ford	27	21	34	36	29
Powder River Basin	27	27	15	5	27
Other	1	2	2	2	3

Total upstream capital	$501	$486	$442	$467	$447

Environmental (1)	16	—	—	—	—
Midstream	32	14	11	22	24
Other	15	21	28	20	16

Total capital	$564	$521	$481	$509	$487

(1)	Devon began tracking environmental capital separately in 2022.

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

GROSS OPERATED SPUDS

	2022	2021
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	59	54	50	55	60
Anadarko Basin	13	6	9	8	8
Williston Basin	—	9	—	—	7
Eagle Ford	11	9	10	11	14
Powder River Basin	—	4	9	1	—

Total	83	82	78	75	89

GROSS OPERATED WELLS TIED-IN

	2022	2021
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	52	65	52	88	52
Anadarko Basin	—	12	4	6	—
Williston Basin	—	—	4	13	—
Eagle Ford	8	7	19	9	12
Powder River Basin	4	2	2	—	10

Total	64	86	81	116	74

AVERAGE LATERAL LENGTH

(based on wells tied-in)	2022		2021
	Quarter 1		Quarter 4		Quarter 3		Quarter 2		Quarter 1
Delaware Basin	8,900	'	10,100	'	9,700	'	10,000	'	10,000	'
Anadarko Basin	—		11,700	'	9,200	'	9,600	'	—
Williston Basin	—		—		9,600	'	10,000	'	—
Eagle Ford	7,500	'	7,100	'	6,300	'	5,600	'	4,400	'
Powder River Basin	10,400	'	9,600	'	10,500	'	—		9,800	'

Total	8,800	'	10,100	'	8,900	'	9,600	'	9,100	'

REALIZED PRICING

BENCHMARK PRICES

(average prices)	2022	2021
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$94.45	$76.91	$70.64	$66.04	$57.87
Natural Gas ($/Mcf) - Henry Hub	$4.96	$5.84	$4.02	$2.83	$2.71
NGL ($/Bbl) - Mont Belvieu Blended	$43.99	$40.39	$36.85	$28.54	$25.81

REALIZED PRICES

	2022	2021
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil (Per Bbl)
Delaware Basin	$93.12	$75.67	$68.44	$63.93	$56.07
Anadarko Basin	92.70	76.07	69.11	63.51	55.86
Williston Basin	90.87	74.02	66.60	62.00	52.74
Eagle Ford	94.51	75.35	68.32	64.04	54.90
Powder River Basin	92.69	72.86	65.81	62.36	53.77
Other	94.80	76.57	75.68	72.85	55.65

Realized price without hedges	92.94	75.36	68.19	63.63	55.28
Cash settlements	(11.32)	(13.14)	(10.60)	(13.29)	(9.13)

Realized price, including cash settlements	$81.62	$62.22	$57.59	$50.34	$46.15

Natural gas liquids (Per Bbl)
Delaware Basin	$38.43	$35.56	$31.34	$23.81	$26.25
Anadarko Basin	38.38	35.66	33.20	25.55	23.14
Williston Basin	20.71	24.97	19.36	14.76	18.51
Eagle Ford	39.68	38.17	32.80	25.46	24.44
Powder River Basin	52.49	47.30	40.66	35.46	30.19
Other	56.00	66.22	54.51	41.19	31.86

Realized price without hedges	37.76	35.36	31.25	23.89	25.01
Cash settlements	—	(0.54)	(0.45)	(0.25)	(0.20)

Realized price, including cash settlements	$37.76	$34.82	$30.80	$23.64	$24.81

Gas (Per Mcf)
Delaware Basin	$3.83	$4.60	$3.58	$2.31	$3.19
Anadarko Basin	4.00	5.37	4.05	3.15	2.49
Williston Basin	0.74	1.53	0.65	(1.60)	(0.48)
Eagle Ford	4.91	5.76	4.08	3.25	3.15
Powder River Basin	4.24	6.10	4.15	3.54	5.27
Other	4.09	4.11	2.60	2.74	2.57

Realized price without hedges	3.77	4.68	3.55	2.35	2.84
Cash settlements	(0.62)	(1.42)	(0.78)	(0.15)	(0.15)

Realized price, including cash settlements	$3.15	$3.26	$2.77	$2.20	$2.69

Total oil equivalent (Per Boe)
Delaware Basin	$63.75	$54.28	$48.29	$42.84	$40.95
Anadarko Basin	42.08	41.39	35.62	30.34	25.35
Williston Basin	63.31	53.44	48.55	43.98	40.79
Eagle Ford	62.74	56.06	47.40	42.84	38.90
Powder River Basin	75.75	63.45	55.93	52.55	47.58
Other	89.47	73.63	70.49	65.37	50.58

Realized price without hedges	61.40	53.12	47.08	41.75	39.14
Cash settlements	(6.65)	(8.78)	(6.60)	(7.11)	(5.17)

Realized price, including cash settlements	$54.75	$44.34	$40.48	$34.64	$33.97

ASSET MARGINS

BENCHMARK PRICES

(average prices)	2022	2021
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$94.45	$76.91	$70.64	$66.04	$57.87
Natural Gas ($/Mcf) - Henry Hub	$4.96	$5.84	$4.02	$2.83	$2.71
NGL ($/Bbl) - Mont Belvieu Blended	$43.99	$40.39	$36.85	$28.54	$25.81

PER-UNIT CASH MARGIN BY ASSET (per Boe)

	2022	2021
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin
Realized price	$63.75	$54.28	$48.29	$42.84	$40.95
Lease operating expenses	(3.79)	(4.02)	(3.52)	(3.91)	(3.97)
Gathering, processing & transportation	(2.32)	(2.27)	(2.18)	(2.06)	(1.96)
Production & property taxes	(4.65)	(3.40)	(3.31)	(3.08)	(2.95)

Field-level cash margin	$52.99	$44.59	$39.28	$33.79	$32.07

Anadarko Basin
Realized price	$42.08	$41.39	$35.62	$30.34	$25.35
Lease operating expenses	(2.75)	(2.70)	(2.58)	(2.96)	(3.82)
Gathering, processing & transportation	(6.67)	(6.60)	(6.14)	(6.06)	(6.31)
Production & property taxes	(2.35)	(2.44)	(1.70)	(1.46)	(1.21)

Field-level cash margin	$30.31	$29.65	$25.20	$19.86	$14.01

Williston Basin
Realized price	$63.31	$53.44	$48.55	$43.98	$40.79
Lease operating expenses	(7.67)	(5.76)	(5.83)	(4.87)	(5.13)
Gathering, processing & transportation	(2.32)	(2.09)	(2.13)	(1.86)	(2.14)
Production & property taxes	(5.67)	(4.64)	(4.47)	(4.27)	(3.82)

Field-level cash margin	$47.65	$40.95	$36.12	$32.98	$29.70

Eagle Ford
Realized price	$62.74	$56.06	$47.40	$42.84	$38.90
Lease operating expenses	(4.63)	(3.78)	(3.43)	(3.47)	(3.89)
Gathering, processing & transportation	(5.67)	(6.65)	(4.17)	(5.56)	(6.73)
Production & property taxes	(3.52)	(2.93)	(1.99)	(1.93)	(1.71)

Field-level cash margin	$48.92	$42.70	$37.81	$31.88	$26.57

Powder River Basin
Realized price	$75.75	$63.45	$55.93	$52.55	$47.58
Lease operating expenses	(9.01)	(7.49)	(8.09)	(6.65)	(7.45)
Gathering, processing & transportation	(3.19)	(2.86)	(2.93)	(3.02)	(2.66)
Production & property taxes	(9.23)	(7.49)	(6.73)	(6.10)	(5.48)

Field-level cash margin	$54.32	$45.61	$38.18	$36.78	$31.99

Other
Realized price	$89.47	$73.63	$70.49	$65.37	$50.58
Lease operating expenses	(21.34)	(13.34)	(16.42)	(16.69)	(17.15)
Gathering, processing & transportation	(0.24)	(0.31)	(0.35)	(0.58)	(0.62)
Production & property taxes	(5.93)	(4.84)	(4.19)	(5.25)	(4.60)

Field-level cash margin	$61.96	$55.14	$49.53	$42.85	$28.21

Devon - Total
Realized price	$61.40	$53.12	$47.08	$41.75	$39.14
Lease operating expenses	(4.33)	(4.18)	(3.85)	(4.06)	(4.44)
Gathering, processing & transportation	(3.11)	(3.08)	(2.81)	(2.85)	(2.87)
Production & property taxes	(4.51)	(3.49)	(3.25)	(3.05)	(2.88)

Field-level cash margin	$49.45	$42.37	$37.17	$31.79	$28.95

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings (loss) and core earnings (loss) per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on first-quarter 2022 earnings.

	Quarter Ended March 31, 2022
	Before-tax	After-tax	After Noncontrolling Interests	Per Diluted Share
Total
Earnings (GAAP)	$1,262	$995	$989	$1.48
Adjustments:
Asset dispositions	(1)	—	—	—
Deferred tax asset valuation allowance	—	6	6	0.01
Fair value changes in financial instruments	338	260	260	0.39

Core earnings (Non-GAAP)	$1,599	$1,261	$1,255	$1.88

*	The tax impact for the adjustments to core earnings in the table above are all deferred.

	Quarter Ended December 31, 2021
	Before-tax	After-tax	After Noncontrolling Interests	Per Diluted Share
Total
Earnings (GAAP)	$1,662	$1,512	$1,506	$2.23
Adjustments:
Asset dispositions	(49)	(38)	(38)	(0.06)
Asset and exploration impairments	3	3	3	—
Deferred tax asset valuation allowance	—	(160)	(160)	(0.23)
Change in tax legislation	—	(2)	(2)	—
Fair value changes in financial instruments	(515)	(397)	(397)	(0.59)
Restructuring and transaction costs	28	23	23	0.04

Core earnings (Non-GAAP)	$1,129	$941	$935	$1.39

RETURN ON CAPITAL EMPLOYED

Devon defines return on capital employed as pre-interest core earnings divided by average capital employed. Devon believes return on capital employed provides a useful measure of how efficiently the company is using its capital to generate profits. Average capital employed is the average of the capital employed as of the beginning and ending of the relevant period, with capital employed calculated as debt plus stockholders’ equity attributable to Devon less cash and cash equivalents. The table below provides Devon’s return on capital employed for the most recent fiscal year. Because we completed our merger with WPX on January 7, 2021, we have adjusted the beginning capital employed amount to include the associated merger consideration amounts.

Year Ended
December 31, 2021
Earnings (GAAP)	$2,813
Non-GAAP adjustments	(439)

Core earnings (Non-GAAP)	2,374
Net financing costs (GAAP)	329
Less gain on early retirement of debt	30

Adjusted net financing costs (Non-GAAP)	359
Less tax impact (21%)	(77)

After-tax net financing costs (Non-GAAP)	282

Pre-interest core earnings (Non-GAAP)	$2,656

Beginning balance:
Devon legacy	$4,298
Assumed in merger	3,562

Gross debt	7,860
Devon legacy	2,885
Equity consideration in merger	5,432

Stockholders’ equity	8,317
Devon legacy	(2,237)
Acquired in merger	(344)

Less cash	(2,581)

Beginning capital employed	$13,596

Ending balance:
Gross debt	$6,482
Stockholders’ equity	9,262
Less cash	(2,271)

Ending capital employed	$13,473

Average capital employed	$13,535

ROCE	20%

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before income tax expense; financing costs, net; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q1 ‘22	Q4 ‘21	Q3 ‘21	Q2 ‘21	TTM	Q1 ‘21
Net earnings (GAAP)	$995	$1,512	$844	$261	$3,612	$216
Financing costs, net	85	86	86	80	337	77
Income tax expense (benefit)	267	150	120	43	580	(248)
Exploration expenses	2	5	3	3	13	3
Depreciation, depletion and amortization	489	577	578	536	2,180	467
Asset dispositions	(1)	(49)	—	(87)	(137)	(32)
Share-based compensation	20	19	18	20	77	20
Derivative and financial instrument non-cash valuation changes	339	(515)	(35)	336	125	296
Restructuring and transaction costs	—	28	18	23	69	189
Accretion on discounted liabilities and other	(61)	(2)	2	(14)	(75)	(29)

EBITDAX (Non-GAAP)	$2,135	$1,811	$1,634	$1,201	$6,781	$959

Annualized EBITDAX for first-quarter 2021 (Non-GAAP)						$3,836

NET DEBT

Devon defines net debt as debt less cash, cash equivalents and cash restricted for discontinued operations. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021
Total debt (GAAP)	$6,471	$6,482	$6,492	$6,502	$7,268
Less:
Cash, cash equivalents and restricted cash	(2,625)	(2,271)	(2,321)	(1,539)	(1,878)

Net debt (Non-GAAP)	$3,846	$4,211	$4,171	$4,963	$5,390

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	March 31, 2022	December 31, 2021	March 31, 2021
Net debt (Non-GAAP)	$3,846	$4,211	$5,390
EBITDAX (Non-GAAP) (1)	$6,781	$5,605	$3,836

Net debt-to-EBITDAX (Non-GAAP)	0.6	0.8	1.4

(1)

The first quarter 2022 EBITDAX is an annualized measure using a trailing twelve month calculation. The first quarter 2021 EBITDAX is an annualized measure. See the EBITDAX table on the previous page for details. Due to the merger with WPX closing in the first quarter of 2021, Devon has shown Q1 2021 EBITDAX annualized divided by net debt to show a more meaningful net debt-to-EBITDAX measure.

FREE CASH FLOW AND ADJUSTED FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures, and Devon defines adjusted free cash flow as free cash flow less cash restructuring and transaction costs. Devon believes that free cash flow and adjusted free cash flow provide a useful measure of available cash generated by operating activities for other investing and financing activities.

	Quarter Ended Mar. 31, 2022	Quarter Ended Dec. 31, 2021	Quarter Ended Sep. 30, 2021	Quarter Ended Jun. 30, 2021	Quarter Ended Mar. 31, 2021
Total operating cash flow (GAAP)	$1,837	$1,616	$1,598	$1,093	$592
Less capital expenditures:
Capital expenditures	(537)	(512)	(474)	(504)	(499)

Free cash flow (Non-GAAP)	1,300	1,104	1,124	589	93
Cash restructuring and transaction costs (Non-GAAP)	—	28	14	23	167

Adjusted free cash flow (Non-GAAP)	$1,300	$1,132	$1,138	$612	$260

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	Quarter Ended March 31, 2022	Quarter Ended December 31, 2021
Capital expenditures (accrued)	$564	$521
Operating cash flow	$1,837	$1,616

Reinvestment rate (Non-GAAP)	31%	32%

VARIABLE DIVIDEND

Devon may pay a variable dividend up to 50 percent of its excess cash flow. Each quarter’s excess cash flow is computed as adjusted cash flow less capital expenditures and the fixed dividend.

Quarter Ended March 31, 2022
Operating cash flow (GAAP)	$1,837
Changes in assets and liabilities, net	143

Cash from operations before balance sheet changes (Non-GAAP)	1,980
Ukraine charitable pledge	20

Adjusted cash flow (Non-GAAP)	2,000
Capital expenditures (Accrued)	(564)

Adjusted free cash flow (Non-GAAP)	1,436
Fixed quarterly dividend ($0.16/share)	(109)

Excess free cash flow (Non-GAAP)	1,327
~50% Pay out (Board Discretion: Up to 50%)	50%

~50% of excess free cash flow	663
Contingent proceeds (Barnett and Wind River)	69

Total variable dividend	$732

SECOND-QUARTER AND FULL-YEAR 2022 GUIDANCE

PRODUCTION GUIDANCE

	Quarter 2		Full Year
	Low	High	Low	High
Oil (MBbls/d)	289	296	285	295
Natural gas liquids (MBbls/d)	146	151	138	148
Gas (MMcf/d)	900	940	880	940

Total oil equivalent (MBoe/d)	585	604	570	600

CAPITAL EXPENDITURES GUIDANCE

	Quarter 2		Full Year
(in millions)	Low	High	Low	High
Upstream capital	$520	$560	$1,900	$2,200
Environmental capital	20	30	80	120
Midstream & other capital	30	50	80	120

Total capital	$570	$640	$2,060	$2,440

PRICE REALIZATIONS GUIDANCE

	Quarter 2		Full Year
	Low	High	Low	High
Oil - % of WTI	92%	100%	92%	100%
NGL - % of WTI	35%	45%	35%	45%
Natural gas - % of Henry Hub	75%	85%	80%	90%

OTHER GUIDANCE ITEMS

	Quarter 2		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing & midstream operating profit	$(10)	$—	$(25)	$(15)
LOE & GP&T per BOE	$7.30	$7.60	$7.25	$7.75
Production & property taxes as % of upstream sales	7.0%	8.0%	7.0%	8.0%
Exploration expenses	$—	$5	$5	$15
Depreciation, depletion and amortization	$500	$550	$2,050	$2,150
General & administrative expenses	$80	$85	$330	$350
Net financing costs, net	$80	$90	$335	$345
Other expenses	$—	$10	$(50)	$(30)

INCOME TAX GUIDANCE

(% of pre-tax earnings)	Quarter 2	Full Year
Current income tax rate(1)	9%	9%
Deferred income tax rate	13%	13%

Total income tax rate	22%	22%

(1)	Assumes $95 WTI and $6 Henry Hub pricing for full-year 2022.

CONTINGENT PAYMENTS FOR BARNETT SHALE DIVESTITURE (4-year period beginning in 2021)

WTI Threshold	WTI Annual Earnout Amount	Henry Hub Threshold	Henry Hub Annual Earnout Amount
$ 50.00	$10,000,000	$2.75	$20,000,000
$ 55.00	$12,500,000	$3.00	$25,000,000
$ 60.00	$15,000,000	$3.25	$35,000,000
$ 65.00	$20,000,000	$3.50	$45,000,000

2022 & 2023 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q2 2022	35,800	$44.29	40,000	$51.13	$68.86
Q3 2022	35,000	$44.61	42,500	$56.11	$73.82
Q4 2022	35,000	$44.61	30,500	$60.53	$84.02
Q1-Q4 2023	—	$—	6,200	$61.32	$97.65

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q2-Q4 2022	BRENT/WTI Spread	1,000	$(7.75)
Q2-Q4 2022	NYMEX Roll	29,000	$0.45
Q1-Q4 2023	Midland Sweet	3,000	$0.73

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q2 2022	110,000	$2.79	253,000	$2.92	$4.10
Q3 2022	110,000	$2.79	221,000	$2.98	$4.35
Q4 2022	120,000	$3.15	165,000	$3.16	$4.82
Q1-Q4 2023	7,425	$4.81	63,901	$3.43	$5.86

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q2-Q4 2022	WAHA	70,000	$(0.57)
Q2-Q4 2022	El Paso Permian	40,000	$(0.82)
Q2-Q4 2022	Houston Ship Channel	18,909	$(0.16)
Q1-Q4 2023	WAHA	70,000	$(0.51)
Q1-Q4 2023	El Paso Permian	85,000	$(1.47)
Q1-Q4 2023	Houston Ship Channel	30,000	$(0.15)

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC end of the month Henry Hub index. Commodity hedge positions are shown as of April 28, 2022.